As filed with the Securities and Exchange Commission on June 6, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22880

Steben Alternative Investment Funds

(Exact name of registrant as specified in charter)

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Address of principal executive offices) (Zip code)

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Name and address of agent for service)

(240) 631-7600

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

Annual Report March 31, 2017

Steben Managed Futures Strategy Fund

Class A | SKLAX Class C | SKLCX Class I | SKLIX Class N | SKLNX

Advised By:

Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, MD 20878

240.631.7600

www.steben.com

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Steben Managed Futures Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ended March 31, 2017 (Unaudited)

Dear Investor,

The Steben Managed Futures Strategy Fund (the “Fund”) targets positive absolute returns over the long-term with a low correlation to equity and fixed income indices. It seeks to achieve this objective by employing a managed futures strategy, which attempts to profit from trends and other price patterns in financial futures markets (consisting of equity index, interest rate and currency futures), commodity futures markets (consisting of energy, metals and agricultural futures) and currency forward contract markets.

Managed Futures Trading Advisor Allocations

The Fund allocates to multiple Trading Advisors in order to achieve potentially lower volatility than single manager funds due to the diversification benefits of spreading capital across different advisors and managed futures trading styles.

The Fund allocated capital to three Trading Advisors during the past twelve months. Two of these, Millburn Ridgefield Corporation and PGR Capital LLP, primarily employ a trend-following investment style, which attempts to profit from persistent up or down trends in futures prices. The other advisor, Revolution Capital LLC, trades in a short-term pattern recognition style. In total, trend-following styles make up approximately 75% of the managed futures portfolio, while non-trend styles make up 25%.

Performance

The past 12 months from April 1, 2016 to March 31, 2017 saw relatively weak performance from most managed futures programs. The Barclay Systematic Traders Index, which shows the equally weighted average returns of over 409 managed futures programs, lost 44% over the period. This index is net of Trading Advisor fees, but is non-investable and is gross of any fund fees. In comparison, the Fund’s I shares fared better, losing 0.12%.

The Fund’s performance was nearly flat during the 12-month period as gains from April through June 2016 were offset by losses in the subsequent quarter, and were followed by two quarters of sideways market behavior. In June 2016, Britain held a referendum vote to decide whether to remain in the European Union (“EU”). Somewhat unexpectedly, the vote went in favor of leaving the EU, causing markets to react with exceedingly high volatility over the following trading days. The Fund capitalized on the increase in volatility and posted its strongest gain of the past year in that month from being long interest rate contracts.

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Market volatility subsided through the rest of summer and into early fall, causing the Fund to give back gains made earlier in the year. Gains from long global equity contracts were offset by losses in long government bond futures. Trend-following programs were primarily long government bond futures coming off a very strong multi-year trend in those markets. Improving US economic conditions and the expectation of interest rate increases in the US led to a steady sell-off in US government bonds. As US interest rates continued to rise, however, the Fund reduced its position and eventually flipped to being short in those contracts.

After the US Presidential election, the Fund encountered a period of choppy performance in early 2017. The Fund made gains from long equity positions, but had losses in other sectors such as energy, interest rates and metals. Contracts in those sectors traded in a narrow range at the start of 2017, inhibiting the Fund’s trend-following managers from capitalizing on any sustained price movement.

Sector Returns are gross of Fund and Trading Advisor Fees and Expenses

Market Attribution

•	Equities — Stocks were the most profitable sector for the Fund over the past year. Global equity indices were choppy for most of 2016 due to the unexpected results of Britain’s referendum vote to leave the EU. Equity markets started the year directionless, but there was a sharp rise after the US Presidential election. Market participants believed that a Republican President and a Republican controlled Congress should increase the likelihood of pro-growth tax cuts and infrastructure spending.

•	Fixed Income — Interest rate and bond futures were a positive contributor to the Fund’s performance for the past year. Long positions in US and European government bond contracts were profitable during the spring and early summer as investors continued to show strong appetite for owning government bonds. Improving economic data and an increasing likelihood that the Federal Reserve would raise interest rates spurred a selloff in US rates, causing the Fund to give back some of its initial profits. The selloff accelerated after the US Presidential election, at which point the Fund generally moved from being long US bond futures to being short US bond futures.

•	Agriculturals — Agricultural commodities were a source of profitability for the Fund. High inventory levels weighed on the price of commodities such as wheat and generated profits for systems that were positioned short through much of the year.

•	Currencies — Following a period of strong trend-following performance in the currency sector, the last year was much more muted with a slight loss in currencies. Trend-following programs were positioned long US Dollar and short currencies such as the British Pound, Euro and Japanese Yen. While the dollar strengthened

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 4

after the Presidential election, it slowly gave those gains back during the first quarter of 2017 on concerns the policy agenda in the US would take longer to accomplish than initially anticipated.

•	Metals — Gold prices finished the year at nearly the same price where they began, but the lack of change masked a large trading range that saw prices rise gradually before falling sharply and eventually rebounding. Trend-following programs profited from the initial rise in prices, but the sell off after the US election hurt long positions, while the sharp rally that began in late December affected trading systems that were beginning to increase their short bias.

•	Energy — The energy complex was the most challenging sector for the Fund during the past year. Choppy and range bound trading conditions caused losses for the Fund in crude oil, gasoline and natural gas. Trend-following managers struggled to find any sustained trends and positions flipped from long to short on several occasions. Crude oil was particularly difficult as prices bounced between $44 and $58 per barrel several times due to conflicting rumors from OPEC regarding supply cuts. A formal agreement was eventually reached among OPEC members at the end of November to limit production, causing a sharp rally in oil prices at year-end. Those gains were fleeting, however, once it became apparent that US production was rapidly increasing to fill some of the gap left by OPEC production cuts.

Summary

Although the Fund was nearly flat over the past year, it continued to demonstrate its value as a non-correlated investment that may provide the benefits of diversification and help with capital preservation during market stress periods. Following Britain’s referendum vote to leave the EU, global equity markets experienced a steep pickup in volatility and a corresponding decline in prices. The Fund was able to profit during that period with gains in every major sector, with the exception of equities. Those periods are difficult to anticipate and managed futures may be a helpful way to increase overall portfolio diversification.

We thank you for investing in the Steben Managed Futures Strategy Fund. As always, we appreciate your continued support.

Sincerely,

John Dolfin

Chief Investment Officer

Steben & Company, Inc.

DEFINITIONS:

Barclay Systematic Traders Index*: An equal weighted composite of managed futures programs whose approach is at least 95% systematic. In 2017 there were 409 systematic programs included in the index. The performance of the index is net of management and incentive fees from the individual trading managers. Inception: 1/1987. Performance Source: BarclayHedge. Managed futures investments are subject to risks, including illiquidity, lack of a secondary market, and the volatility of the underlying commodities or futures markets traded by a particular program.

BofA Merrill Lynch US 3-Month Treasury Bill Index*: Comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly-selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. Inception: 1/1978. Performance Source: Merrill Lynch & Co, Inc. Treasury bills are subject to risks, including: interest rate risk, call risk, credit risk and reinvestment risk. Treasury bills rated below investment grade may have speculative characteristics and

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 5

present additional risks.

*It is not possible to invest directly in an index.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. AS WITH ANY INVESTMENT, THERE IS A POTENTIAL FOR GAIN AND A RISK OF LOSS. Returns less than one year are cumulative. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For the most recent month-end performance, please visit www.steben.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Class A, Class C, Class I and Class N shares are 2.24%, 2.99%, 1.99% and 2.24%, respectively. Performance shown at NAV does not reflect any fees or sales charges and would be lower if it did. Investors of Class C shares may be subject to a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within 12 months of purchase. A redemption fee of 1.00% of the then-current value of the Class I and Class N shares redeemed is imposed on redemptions of shares made within 30 days of purchase (i.e., the redemption is effective on or before the 30th day following the date of purchase), subject to certain exceptions. The CDSC and redemption fee are not reflected in the quoted returns.

At any given time, the Fund may not allocate to any of the managers listed and may allocate to other managers. Similarly, the Fund may allocate some or all of its assets to various sectors at any given time. Performance by Sector presents the performance for each sector traded in the Fund, over the period shown, and is gross of Fund fees.

RISK CONSIDERATIONS: There are risks involved with investing, including the possible loss of principal. The Steben Managed Futures Strategy Fund (Fund) is a non-diversified mutual fund. It invests up to 25% of its assets in a Cayman Islands subsidiary. Fund investors will bear the fees and expenses of the subsidiary. An investment in the Fund is speculative and there is no guarantee that the Fund will achieve its investment objectives. An investment in the Fund should be viewed as part of an overall investment program and should only be made by investors willing to undertake the risks involved. Diversification does not eliminate risk. Investing in commodity futures subjects the Fund to volatility as futures prices are influenced by weather, geologic and environmental factors, regulatory changes and restrictions. Investing in foreign currencies subjects the Fund to the risk that those currencies will change adversely in value relative to the US dollar. Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Trading on foreign exchanges and foreign investments including exposure to foreign currencies, involves risks not typically associated with US investments, including fluctuations in foreign currency values, adverse social and economic developments, less liquidity, greater volatility, less developed or inefficient trading markets, political instability and differing auditing and legal standards. Derivative instruments can be highly volatile, illiquid and difficult to value. The Fund’s use of derivatives such as futures, swaps, forward contracts and options contracts exposes the Fund to additional risks such as leverage risk, tracking risk, liquidity risk and counterparty default risk that it may not be subject to if it invested directly in the underlying securities. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The use of leverage can increase share price volatility and magnify gains or losses, as well as cause the Fund to incur additional expenses. The value of most fixed income securities and derivatives are impacted by changes in interest rates. Fixed income securities with longer durations tend to be more sensitive and more volatile than securities with shorter durations; fixed income prices generally fall as interest rates rise. Other risks include credit risk which refers to an issuer’s ability to make interest and principal payments when due. Below investment grade and high yield or junk bond debt is subject to heightened credit risk, liquidity risk, and risk of default. Investing in commodities through a controlled foreign corporation subsidiary involves taxation and regulatory risk. Where applicable, income received from commodities-related investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Changes in applicable foreign and domestic laws could result in the inability of the Fund and/or subsidiary to operate. There is

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 6

no guarantee that any of the trading strategies used by the trading advisers retained will be successful. The adviser’s judgments about the investment expertise of each trading adviser accessed may prove to be inaccurate and may not produce the desired results.

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other important information about the Fund is contained in the Fund’s prospectus, which can be obtained by calling 855.775.5571 or visiting www.steben.com. Please read the prospectus carefully before investing.

Foreside Fund Services, LLC, Distributor

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 7

Steben Managed Futures Strategy Fund
Report of Independent Registered Public Accounting Firm
May 26, 2017

To the Board of Trustees and Shareholders of

Steben Managed Futures Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Steben Managed Futures Strategy Fund (the “Fund”), including the consolidated schedule of investments, consolidated schedule of forward currency contracts and consolidated schedule of futures contracts as of March 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the two-year period then ended and the period April 1, 2014 through March 31, 2015. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the two-year period then ended and the period April 1, 2014 through March 31, 2015 in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

May 26, 2017

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 8

Steben Managed Futures Strategy Fund
Performance Review

As of March 31, 2017 (Unaudited)

	Inception Date	Total Returns Six Months	Total Returns One Year	Average Annual Total Returns Since Inception
Class A (without maximum load)	4/1/2014	(0.59)%	(0.37)%	3.57%
Class A (with maximum load)	4/1/2014	(6.30)%	(6.09)%	1.54%
Class C	4/1/2014	(0.96)%	(1.11)%	2.81%
Class I	4/1/2014	(0.46)%	(0.12)%	3.79%
Class N	4/1/2014	(0.59)%	(0.37)%	3.56%
Barclay Systematic Traders Index	4/1/2014	(2.87)%	(4.44)%	1.63%
BofA Merrill Lynch US 3-Month Treasury Bill Index	4/1/2014	0.19%	0.33%	0.17%

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data shown reflects the Class A maximum sales charge of 5.75%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Class C charges a contingent deferred sales charge (“CDSC”) of 1.00% on redemptions on shares held for less than one year after purchase.

Class I and Class N imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If it had, the return would be reduced.

Barclay Systematic Traders Index: An equal weighted composite of managed futures programs whose approach is at least 95% systematic. In 2017 there were 409 systematic programs included in the index. The performance of the index is net of management and incentive fees from the individual trading managers. Inception: 1/1987. Performance Source: BarclayHedge. Managed futures investments are subject to risks, including illiquidity, lack of a secondary market, and the volatility of the underlying commodities or futures markets traded by a particular program.

BofA Merrill Lynch US 3-Month Treasury Bill Index: Comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly-selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. Inception: 1/1978. Performance Source: Merrill Lynch & Co, Inc. Treasury bills are subject to risks, including: interest rate risk, call risk, credit risk and reinvestment risk. Treasury bills rated below investment grade may have speculative characteristics and present additional risks.

Generally, indices are unmanaged and are not available for direct investment. One cannot invest directly in an index.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 9

Steben Managed Futures Strategy Fund
Performance Review

As of March 31, 2017 (Unaudited)

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 10

Steben Managed Futures Strategy Fund
Composition of Consolidated
Schedule of Investments

As of March 31, 2017 (Unaudited)

Composition of Consolidated Schedule of Investments
(as a % of total investments) (Unaudited) March 31, 2017

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 11

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2017

	Maturity Date	Coupon Rate/ Yield	Principal Amount/Shares	Value
CORPORATE BONDS: 52.17%

Finance and Insurance: 23.73%
Aetna Inc.	06/07/2018	1.700%	$2,500,000	$2,499,925
American Express Credit Corporation (a)	06/05/2017	1.370%	1,000,000	1,000,259
Credit Suisse AG (a)(c)	04/27/2018	1.717%	1,050,000	1,050,816
Daimler Finance North America LLC (Acquired 02/23/2015, Cost $1,000,000) (a)(b)	03/02/2018	1.484%	1,000,000	1,001,669
Ford Motor Credit Company LLC (a)	01/09/2018	1.949%	850,000	853,209
Goldman Sachs Group, Inc/The (a)	12/15/2017	1.931%	400,000	401,429
Goldman Sachs Group, Inc/The	02/15/2019	7.500%	900,000	987,641
Goldman Sachs Group, Inc/The (a)	04/25/2019	2.078%	750,000	758,857
ING Bank N.V. (Acquired 08/10/2015, Cost $1,000,000) (a)(b)(c)	08/17/2018	1.822%	1,000,000	1,005,265
Intercontinental Exchange, Inc.	10/15/2018	2.500%	600,000	607,666
JPMorgan Chase & Co.	03/01/2018	1.700%	1,000,000	1,000,232
Metropolitan Life Global Funding I (Acquired 04/08/2014, Cost $1,000,022) (a)(b)	04/10/2017	1.390%	1,000,000	1,000,053
Morgan Stanley	02/01/2019	2.450%	500,000	504,597
MUFG Americas Holdings Corporation (a)	02/09/2018	1.608%	1,500,000	1,500,717
National Australia Bank Limited (Acquired 07/16/2015, Cost $1,500,000) (a)(b)(c)	07/23/2018	1.681%	1,500,000	1,506,720
Toronto-Dominion Bank/The (a)(c)	07/23/2018	1.581%	1,500,000	1,506,184
UBS AG (a)(c)	06/01/2017	1.615%	1,000,000	1,000,729
Visa Inc.	12/14/2017	1.200%	1,500,000	1,498,614
				19,684,582
Information: 7.81%
AT&T Inc.	02/15/2019	5.800%	1,450,000	1,548,256
Microsoft Corporation	08/08/2019	1.100%	1,400,000	1,384,579
Oracle Corporation (a)	07/07/2017	1.209%	900,000	900,830
Oracle Corporation	04/15/2018	5.750%	600,000	626,349
Verizon Communications Inc. (a)	06/09/2017	1.506%	1,000,000	1,000,564
Verizon Communications Inc. (a)	09/14/2018	2.871%	1,000,000	1,021,170
				6,481,748
Manufacturing: 11.41%
AbbVie Inc.	05/14/2018	1.800%	2,000,000	2,002,160
Anheuser-Busch Companies, LLC	01/15/2018	5.500%	1,500,000	1,545,906
Apple Inc. (a)	05/03/2018	1.285%	800,000	802,599
Apple Inc.	02/22/2019	1.700%	650,000	652,524
Cisco Systems, Inc. (a)	09/20/2019	1.492%	1,500,000	1,507,356
Medtronic, Inc.	03/15/2018	1.500%	1,500,000	1,500,312

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 12

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2017

	Maturity Date	Coupon Rate/ Yield	Principal Amount/Shares	Value
Zimmer Biomet Holdings, Inc.	04/01/2018	2.000%	$1,450,000	$1,452,378
				9,463,235
Mining, Quarrying, and Oil and Gas Extraction: 2.38%
Shell International Finance BV (c)	09/12/2019	1.375%	2,000,000	1,975,892

Professional, Scientific, and Technical Services: 0.84%
Volkswagen Group of America Finance, LLC (Acquired 05/16/2014, Cost $500,039) (a)(b)	05/23/2017	1.423%	500,000	500,139
Volkswagen Group of America Finance, LLC (Acquired 11/12/2014, Cost $200,000) (a)(b)	11/20/2017	1.492%	200,000	200,127
				700,266
Retail Trade: 4.52%
BP Capital Markets PLC (c)	05/03/2019	1.676%	2,000,000	1,989,972
CVS Health Corporation	07/20/2018	1.900%	1,500,000	1,502,839
Home Depot, Inc/The	09/10/2018	2.250%	250,000	252,741
				3,745,552
Utilities: 0.42%
Kinder Morgan, Inc.	12/01/2017	2.000%	350,000	350,260

Wholesale Trade: 1.06%
Actavis Funding SCS (a)(c)	03/12/2018	2.200%	875,000	880,904
TOTAL CORPORATE BONDS (Cost $43,260,773)				43,282,439

SHORT-TERM INVESTMENTS: 27.51%
COMMERCIAL PAPER: 14.58%
Amphenol Corporation	04/07/2017	0.456%	500,000	499,891
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	04/25/2017	0.300%	400,000	399,738
Berkshire Hathaway Energy Company	04/04/2017	0.146%	500,000	499,939
BMW US Capital, LLC	04/05/2017	0.048%	500,000	499,942
Brown-Forman Corporation	04/06/2017	0.139%	500,000	499,909
Caterpillar Financial Services Corporation	04/03/2017	0.070%	500,000	499,967
DBS Bank Ltd.	04/10/2017	0.098%	500,000	499,883
Dominion Resources, Inc.	04/20/2017	0.653%	500,000	499,673
Enterprise Products Operating LLC	04/11/2017	0.364%	500,000	499,826
Ford Motor Credit Company LLC	04/12/2017	0.260%	450,000	449,834
Intercontinental Exchange, Inc.	04/17/2017	0.276%	500,000	499,785
J.P. Morgan Securities LLC	04/24/2017	0.283%	450,000	449,737
KfW (c)	05/22/2017	0.913%	500,000	499,354
Mizuho Bank, Ltd.	04/13/2017	0.153%	500,000	499,850
National Rural Utilities Cooperative Finance Corporation	04/21/2017	0.622%	500,000	499,746

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 13

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2017

	Maturity Date	Coupon Rate/ Yield	Principal Amount/Shares	Value
NextEra Energy Capital Holdings, Inc.	04/20/2017	0.805%	$400,000	$399,739
Nissan Motor Acceptance Corporation	04/19/2017	0.587%	500,000	499,691
Oglethorpe Power Corporation (An Electric Membership Corporation)	05/01/2017	0.932%	500,000	499,508
Oversea-Chinese Banking Corporation Limited	05/02/2017	0.404%	500,000	499,590
The Salvation Army	05/03/2017	0.561%	500,000	499,510
Standard Chartered Bank	05/01/2017	0.415%	500,000	499,603
Sumitomo Mitsui Banking Corporation	04/21/2017	0.231%	500,000	499,736
Telstra Corporation Limited	04/18/2017	0.213%	400,000	399,787
Total Capital Canada Ltd. (c)	04/28/2017	0.303%	500,000	499,655
United Overseas Bank Limited	05/02/2017	0.522%	500,000	499,603
TOTAL COMMERCIAL PAPER (Cost $12,093,792)				12,093,496

MONEY MARKET FUND: 7.38%
STIT-Government & Agency Portfolio - Institutional Class, 0.61% (d)(e)			6,124,552	6,124,552
TOTAL MONEY MARKET FUND (Cost $6,124,552)				6,124,552

U.S. GOVERNMENT NOTES/BONDS: 5.55%
United States Treasury Note/Bond	05/31/2017	0.625%	1,000,000	999,895
United States Treasury Note/Bond	08/31/2017	1.875%	1,000,000	1,003,984
United States Treasury Note/Bond	10/31/2017	0.750%	650,000	649,238
United States Treasury Note/Bond	12/15/2017	1.000%	1,950,000	1,949,924
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $4,606,745)				4,603,041
TOTAL SHORT-TERM INVESTMENTS (Cost $22,825,089)				22,821,089

TOTAL INVESTMENTS (Cost $66,085,862): 79.68%				66,103,528
Other Assets in Excess of Liabilities, 20.32% (f)				16,848,831
TOTAL NET ASSETS, 100.00%				$82,952,359

(a)	Variable rate security. The rate reported is the rate in effect as of 3/31/2017.
(b)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid based on procedures approved by the Board of Trustees. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At March 31, 2017, the fair value of these securities total $5,213,973 which represents 6.29% of total net assets.
(c)	Foreign issued security. At March 31, 2017, the breakdown by country is as follows: Australia - 1.82%, Canada - 2.42%, Germany – 0.60%, Luxembourg - 1.06%, Netherlands - 3.59%, Switzerland - 2.47%, United Kingdom - 2.40%.
(d)	The rate quoted is the annualized seven-day effective yield as of March 31, 2017.
(e)	All or a portion of this security is held by the Steben Managed Futures Cayman Fund Ltd. See Note 1.
(f)	Includes assets to satisfy the margin requirements for derivative contracts which is included as deposits with brokers for derivative instruments on the Consolidated Statement of Assets and Liabilities. See Note 2.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 14

Steben Managed Futures Strategy Fund
Consolidated Schedule of Forward Currency Contracts(a)
March 31, 2017

		Currency to be Received		Currency to be Delivered
Notional Amount	Forward Settlement Date	Currency Abbreviation	U.S. $ Value at March 31, 2017	Currency Abbreviation	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
$1,778,671	04/19/2017	AUD	$1,794,799	USD	$1,778,671	$16,128	$-
1,520,097	04/19/2017	BRL	1,526,501	USD	1,520,097	6,404	-
2,082,337	04/19/2017	CAD	2,091,047	USD	2,082,337	8,710	-
1,172,648	04/19/2017	MXN	1,223,801	USD	1,172,648	51,153	-
1,199,937	04/19/2017	NOK	1,185,864	USD	1,199,937	-	(14,073)
762,901	04/19/2017	TRY	779,909	USD	762,901	17,008	-
926,125	04/19/2017	CHF	919,489	USD	926,125	-	(6,636)
3,071,843	04/19/2017	EUR	3,042,950	USD	3,071,843	-	(28,893)
1,460,022	04/19/2017	GBP	1,479,076	USD	1,460,022	19,054	-
3,202,829	04/19/2017	JPY	3,227,043	USD	3,202,829	24,214	-
1,295,024	04/19/2017	NZD	1,296,221	USD	1,295,024	1,197	-
300,408	04/19/2017	PLN	305,055	USD	300,408	4,647	-
1,125,498	04/19/2017	RUB	1,177,367	USD	1,125,498	51,869	-
1,448,712	04/19/2017	SEK	1,437,538	USD	1,448,712	-	(11,174)
871,908	04/19/2017	ZAR	858,089	USD	871,908	-	(13,819)
Total Purchase Contracts			22,344,749		22,218,960	200,384	(74,595)

Sale Contracts:
$1,034,097	04/19/2017	USD	$(1,031,055)	AUD	$(1,034,097)	$3,042	$-
298,204	04/19/2017	USD	(298,940)	BRL	(298,204)	-	(736)
3,951,413	04/19/2017	USD	(3,994,049)	CAD	(3,951,413)	-	(42,636)
21,440	04/19/2017	USD	(21,835)	MXN	(21,440)	-	(395)
1,546,976	04/19/2017	USD	(1,544,652)	NOK	(1,546,976)	2,324	-
202,166	04/19/2017	USD	(205,239)	TRY	(202,166)	-	(3,073)
2,046,393	04/19/2017	USD	(2,048,861)	CHF	(2,046,393)	-	(2,468)
3,456,793	04/19/2017	USD	(3,470,031)	EUR	(3,456,793)	-	(13,238)
2,545,602	04/19/2017	USD	(2,594,650)	GBP	(2,545,602)	-	(49,048)
2,626,956	04/19/2017	USD	(2,669,727)	JPY	(2,626,956)	-	(42,771)
1,533,667	04/19/2017	USD	(1,548,459)	NZD	(1,533,667)	-	(14,792)
980,732	04/19/2017	USD	(975,671)	PLN	(980,732)	5,061	-
422,889	04/19/2017	USD	(441,513)	RUB	(422,889)	-	(18,624)
1,467,371	04/19/2017	USD	(1,468,813)	SEK	(1,467,371)	-	(1,442)
158,911	04/19/2017	USD	(154,530)	ZAR	(158,911)	4,381	-
Total Sale Contracts			(22,468,025)		(22,293,610)	14,808	(189,223)
Total Forward Currency Contracts			$(123,276)		$(74,650)	$215,192	$(263,818)
Net Unrealized Depreciation							$(48,626)

Currency abbreviations:
AUD	AUSTRALIAN DOLLAR	NOK	NORWEGIAN KRONE
BRL	BRAZILIAN REAL	NZD	NEW ZEALAND DOLLAR
CAD	CANADIAN DOLLAR	PLN	POLISH ZLOTY
CHF	SWISS FRANC	RUB	RUSSIAN RUBLE
EUR	EURO	SEK	SWEDISH KRONA
GBP	BRITISH POUND	TRY	TURKISH LIRA
JPY	JAPANESE YEN	USD	U.S. DOLLAR
MXN	MEXICAN PESO	ZAR	SOUTH AFRICAN RAND

(a)	Deutsche Bank is the counterparty for all open forward currency exchange contracts held by the Fund as of March 31, 2017.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 15

Steben Managed Futures Strategy Fund
Consolidated Schedule of Futures Contracts
March 31, 2017

Description	Notional Amount	Number of Contracts Purchased / (Sold)	Settlement Month-Year	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
90 Day Sterling	$779,381	5	Dec-17	$151	$-
Natural Gas (a)	99,990	3	Aug-17	2,994	-
Natural Gas (a)	66,320	2	Jul-17	396	-
AUD/USD	1,603,560	21	Jun-17	11,499	-
DAX Index	3,617,116	11	Jun-17	86,170	-
Dow E-mini	5,975,160	58	Jun-17	-	(33,568)
Euro Stoxx 50	475,133	13	Jun-17	8,382	-
Euro-BOBL	14,622,885	104	Jun-17	7,112	-
Euro-BTP	278,841	2	Jun-17	3,679	-
Euro-Bund	7,749,152	45	Jun-17	34,811	-
Euro-OAT	470,588	3	Jun-17	4,680	-
FTSE 100 Index	4,193,109	46	Jun-17	-	(3,738)
Gold 100oz (a)	375,360	3	Jun-17	1,645	-
Jpn 10y Bond	6,749,304	5	Jun-17	12,894	-
KOSPI 200 Index	1,385,451	22	Jun-17	-	(4,387)
Live Cattle (a)	88,700	2	Jun-17	-	(456)
Long Gilt	7,352,853	46	Jun-17	56,851	-
Nasdaq 100 E-Mini	4,894,650	45	Jun-17	38,306	-
Nikkei 225	2,970,897	35	Jun-17	-	(41,422)
Russell 2000 E-Mini	2,838,020	41	Jun-17	24,864	-
S&P 500 E-Mini	6,251,880	53	Jun-17	-	(15,325)
S&P/TSX 60 Index	1,508,907	11	Jun-17	8,117	-
SPI 200 Index	2,122,240	19	Jun-17	33,587	-
Topix Index	679,287	5	Jun-17	-	(10,395)
U.S. Long Bond	754,219	5	Jun-17	14,123	-
Copper (a)	2,055,688	31	May-17	-	(72,735)
Cotton #2 (a)	502,645	13	May-17	2,441	-
Gasoline Blendstock (a)	214,578	3	May-17	7,161	-
Low Sulfer Gasoil (a)	235,500	5	May-17	-	(5,067)
Robusta Coffee (a)	257,880	12	May-17	-	(2,018)
Silver (a)	730,240	8	May-17	567	-
Amsterdam Index	659,540	6	Apr-17	7,276	-
CAC Index	2,073,748	38	Apr-17	53,349	-
Hang Seng Index	4,812,848	31	Apr-17	-	(36,545)
H-shares Index	595,715	9	Apr-17	-	(9,113)
Ibex 35 Index	888,673	8	Apr-17	25,025	-
Live Cattle (a)	47,980	1	Apr-17	527	-
Singapore MSCI Index	1,398,549	56	Apr-17	6,611	-
Taiwan MSCI Index	1,341,990	37	Apr-17	-	(14,841)
Total Purchase Contracts				453,218	(249,610)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 16

Steben Managed Futures Strategy Fund
Consolidated Schedule of Futures Contracts
March 31, 2017

Description	Notional Amount	Number of Contracts Purchased / (Sold)	Settlement Month-Year	Unrealized Appreciation	Unrealized (Depreciation)

Sales Contracts:
3 Mo Euro Euribor	$(2,406,668)	(9)	Dec-17	$-	$(210)
90 Day Eurodollar	(32,980,750)	(134)	Dec-17	7,563	-
90-Day Bank Bill	(5,324,501)	(7)	Sep-17	-	(1,112)
Bankers' Acceptance	(3,350,171)	(18)	Sep-17	-	(1,035)
Cocoa (a)	(104,900)	(5)	Jul-17	-	(135)
Sugar #11 World (a)	(113,434)	(6)	Jul-17	1,730	-
Australia 3yr Bond	(2,902,713)	(34)	Jun-17	-	(16,700)
Australia 10yr Bond	(392,537)	(4)	Jun-17	-	(21,004)
Brent Crude (a)	(2,730,030)	(51)	Jun-17	-	(95,204)
British Pound	(3,374,425)	(43)	Jun-17	-	(92,753)
Canadian 10 Yr Bond	(2,168,455)	(21)	Jun-17	-	(17,278)
Canadian Dollar	(979,290)	(13)	Jun-17	-	(12,057)
Euro Fx Currency	(536,100)	(4)	Jun-17	-	(43,786)
Euro-Schatz	(598,717)	(5)	Jun-17	646	-
Japanese Yen	(450,575)	(4)	Jun-17	-	(39,008)
Swiss Franc	(1,255,000)	(10)	Jun-17	-	(21,132)
U.S. 2Yr Note	(5,194,875)	(24)	Jun-17	-	(3,801)
U.S. 5Yr Note	(353,180)	(3)	Jun-17	5,697	-
U.S. 10Yr Note	(4,608,813)	(37)	Jun-17	-	(22,585)
Cocoa (a)	(460,900)	(22)	May-17	-	(16,326)
Cocoa (a)	(294,506)	(14)	May-17	-	(15,180)
Coffee (a)	(52,238)	(1)	May-17	691	-
Corn (a)	(1,584,488)	(87)	May-17	-	(13,943)
Natural Gas (a)	(925,100)	(29)	May-17	-	(16,578)
Ny Harb (a)	(1,587,197)	(24)	May-17	-	(43,555)
Soybean (a)	(1,419,000)	(30)	May-17	35,932	-
Soybean Meal (a)	(133,476)	(7)	May-17	4,066	-
Soybean Meal (a)	(30,840)	(1)	May-17	797	-
Sugar #11 World (a)	(732,077)	(39)	May-17	54,893	-
Wheat (cbt) (a)	(661,075)	(31)	May-17	9,650	-
WTI Crude (a)	(9,108,000)	(180)	May-17	-	(337,639)
CBOE VIX (a)	(106,200)	(8)	Apr-17	3,983	-
Total Sale Contracts				125,648	(831,021)
Total Futures Contracts				$578,866	$(1,080,631)
Net Unrealized Depreciation					$(501,765)

(a) Contract held by Steben Managed Futures Cayman Fund Ltd. See Note 1.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 17

Steben Managed Futures Strategy Fund
Consolidated Statement of Assets and Liabilities
March 31, 2017

ASSETS
Investments, at fair value (Cost $66,085,862)	$66,103,528
Foreign currency, at value (Cost $2,912,815)	2,937,295
Interest receivable	193,640
Receivable for capital shares sold	96,104
Deposits with brokers for futures and forwards (Note 2)	14,073,054
Total Assets	83,403,621

LIABILITIES
Payable for distribution fees	3,104
Payable for variation margin on futures contracts	212,247
Payable for capital shares redeemed	41,051
Payable for investment management fees (Note 5)	126,917
Payable for operating services fees (Note 5)	17,406
Net unrealized depreciation on forward currency contracts (Note 3)	48,626
Other Payables	1,911
Total Liabilities	451,262

NET ASSETS	$82,952,359

Net assets consist of:
Paid in capital	$85,179,111
Accumulated net investment income	48,626
Accumulated net realized loss on investments, forward currency contracts, futures contracts, foreign currency and swap contracts	(1,767,133)
Net unrealized appreciation/depreciation on:
Investments	17,666
Forward currency contracts	(48,626)
Futures contracts	(501,765)
Foreign currency	24,480
NET ASSETS	$82,952,359

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 18

Steben Managed Futures Strategy Fund
Consolidated Statement of Assets and Liabilities
March 31, 2017

Net Assets
Class A	$2,633,500
Class C	1,340,985
Class I	72,159,458
Class N	6,818,416

Shares Issued and Outstanding (unlimited shares authorized, no par value)
Class A	267,054
Class C	139,006
Class I	7,270,012
Class N	691,719

Net Asset Value, redemption and offering price per share
Class A(1)	$9.86
Maximum Offering Price Per Share (net asset value per share divided by 0.9425)(2)	10.46
Class C(3)	9.65
Class I(4)	9.93
Class N(4)	9.86

(1)	A contingent deferred sales charge (CDSC) of 1.00% may be imposed on share purchases of $1 million or more that are redeemed within 6 months of purchase and 0.75% on shares redeemed between 6 and 18 months of purchase.
(2)	Reflects a maximum sales charge of 5.75%.
(3)	A CDSC of 1.00% may be imposed on share purchases that are redeemed within 12 months of purchase.
(4)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 19

Steben Managed Futures Strategy Fund
Consolidated Statement of Operations
For the Year Ended March 31, 2017

INVESTMENT INCOME
Interest income (Net of withholding tax interest of $126)	$828,492

EXPENSES
Management fees (Note 5)	1,511,758
Broker interest expense	10,182
Distribution fees - Class A (Note 5)	5,346
Distribution fees - Class C (Note 5)	10,337
Distribution fees - Class N (Note 5)	16,362
Operating services fee (Note 5)	207,327
TOTAL EXPENSES	1,761,312
NET INVESTMENT LOSS	(932,820)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS, AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	(8,607)
Forward currency contracts	1,151,160
Futures contracts	505,158
Foreign currency	(51,329)

Net change in unrealized appreciation/depreciation on:
Investments	41,621
Forward currency contracts	(332,126)
Futures contracts	(615,333)
Foreign currency	8,454

NET REALIZED AND UNREALIZED GAIN	698,998

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(233,822)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 20

Steben Managed Futures Strategy Fund
Consolidated Statements of Changes in Net Assets

	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment loss	$(932,820)	$(987,373)

Realized gain (loss) on:
Investments	(8,607)	(44,398)
Forward currency contracts	1,151,160	(51,840)
Futures contracts	505,158	(693,845)
Foreign currency	(51,329)	585
Swap contracts	-	8,706,658
Change in unrealized appreciation/depreciation on:
Investments	41,621	(16,590)
Forward currency contracts	(332,126)	283,500
Futures contracts	(615,333)	113,568
Foreign currency	8,454	16,026
Swap contracts	-	(11,485,006)
Net Decrease in Net Assets from Operations	(233,822)	(4,158,715)
FROM DISTRIBUTIONS
Net investment income:
Class A	-	(240,535)
Class C	-	(94,235)
Class I	-	(8,027,340)
Class N	-	(554,138)
Net realized gain:
Class A	(4,662)	(103)
Class C	(2,186)	(41)
Class I	(153,667)	(3,423)
Class N	(15,382)	(236)
Net Decrease in Net Assets from Distributions Paid	(175,897)	(8,920,051)
FROM CAPITAL TRANSACTIONS
Proceeds from sales of shares	18,941,247	19,994,224
Net asset value of shares issued in reinvestment of distributions to shareholders	174,367	8,674,246
Payments for shares redeemed	(19,178,159)	(16,424,300)
Redemption fees	292	133
Net Increase (Decrease) in Net Assets from Capital Transactions	(62,253)	12,244,303

Total Decrease in Net Assets	(471,972)	(834,463)

NET ASSETS
Beginning of year	83,424,331	84,258,794
End of year	$82,952,359	$83,424,331

Accumulated Net Investment Income (Loss)	$48,626	$(10,082,194)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 21

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

1.	Organization

The Steben Managed Futures Strategy Fund (the “Fund”) is a separate operating series of Steben Alternative Investment Funds (the “Trust”), a Delaware statutory trust since February 14, 2013, that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. The Fund’s investment objective is to achieve positive long term absolute returns with low correlation to broad equity and fixed income market returns. The Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing in futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities), foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts), and options on futures and swaps collectively, (“Derivative Instruments”).

The Fund may invest in Derivative Instruments directly or it may invest up to 25% of its total assets (measured at the time of purchase) in a wholly owned and controlled subsidiary, Steben Managed Futures Cayman Fund Ltd. (“SMFCF”), formed under the laws of the Cayman Islands, to pursue its managed futures strategy through investments in Derivative Instruments. SMFCF is advised by Steben & Company, Inc. (the “Investment Manager”) and has the same investment objective as the Fund. The consolidated financial statements of the Fund include the investment activity and financial statements of SMFCF. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the subsidiary, the Fund may be considered to be investing indirectly in some of those investments through the subsidiary. As of March 31, 2017, the fair value of the Fund’s investments (or net assets) held by SMFCF was $4,660,779, (representing 5.59% of the Fund’s total assets). SMFCF acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment policies specified in the Fund’s Prospectus and Statement of Additional Information. See Note 2.

The Fund utilizes managers who employ a variety of managed futures trading strategies (“Trading Advisors”). The managed futures strategies in which the Fund typically seeks exposure includes the following investment styles: (1) trend following, (2) short-term systematic and discretionary trading, and (3) counter-trend or mean reversion strategies. The Investment Manager expects the managed futures programs employed by the Trading Advisors to have a wide variety of different trading styles across a broad range of financial markets and asset classes. Managed futures strategies typically invest either long or short in one or a combination of Derivative Instruments for both speculative and hedging purposes, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy, (e) fixed income and interest rates, (f) metals or (g) other commodities.

The Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Investment Manager allocates these assets to Principal Global Investors, LLC (the “Sub-Adviser”), who invests primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody's Investors Service, Inc. of Baa3/P-3 or higher; by Standard & Poor's Ratings Group of BBB-/A-3 or higher; or by Fitch Ratings of BBB-/F3 or higher; or, if unrated, determined by the Investment Manager or the Sub-Adviser to be of comparable quality. However, the fixed income portion of the Fund's portfolio is invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund does not maintain any particular average maturity of its fixed income investments.

The Fund currently offers Class A, Class C, Class I and Class N shares of beneficial interest, with no par value per share. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front-end sales load of 5.75% and a maximum deferred sales charge of 1.00%, Class C shares have a maximum deferred sales charge of 1.00%, and Class I and Class N shares have a redemption fee of 1.00% if sold within 30 days, (ii) Class A and Class N shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) Class A, Class C and Class N shares require a minimum initial investment of $2,500 with a

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 22

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

minimum subsequent investment of $100 and Class I shares require a minimum initial investment of $1,000,000 with a minimum subsequent investment of $25,000; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (the “Board” and each member a “Trustee”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date. All classes of the Fund commenced operations on April 1, 2014.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges, except as to class-specific rights and privileges described above.

2.	Summary of Significant Accounting Policies and Practices

a.   Basis of Accounting | The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

b.   Valuation |

Share Valuation. The price of Fund shares is based on the Net Asset Value (“NAV”) per share of each class of the Fund. The Fund determines the NAV of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Fund is not required to recalculate its NAV.

Investment Valuation. The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 23

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Fund values portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

Both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (the “Pricing and Valuation Procedures”) approved by the Board. The Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Pricing and Valuation Procedures, the Board has delegated the day-to-day responsibility for applying and administering these procedures to a valuation committee comprised of employees of the Investment Manager (the “Valuation Committee”) subject to the Board’s oversight. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Pricing and Valuation Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, the Investment Manager checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). The Investment Manager compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. The Investment Manager documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for the Fund. Fair value pricing methods, Pricing and Valuation Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by the Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

Domestic Exchange Traded Equity Securities – Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Foreign Equity Securities – If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 24

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that the Investment Manager determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Investment Manager also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of the Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy.

Fixed Income Securities – Government bonds, corporate bonds, asset-backed bonds, municipal bonds, commercial paper and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures. Fixed income securities are generally categorized in Level 2 of the fair value hierarchy.

Forward Currency Contracts - The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend, to the possible detriment of the Fund. Forward contracts are generally categorized as Level 2 of the fair value hierarchy.

Foreign Currencies – The Fund invests in foreign currencies, which are translated to U.S. dollars using current rates of exchange as of the close of the NYSE. Foreign currencies are generally categorized as Level 1 of the fair value hierarchy.

Futures and Options – Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures. Futures are generally categorized as Level 1 of the fair value hierarchy. Options are generally categorized as Level 2 of the fair value hierarchy.

Investment Companies and ETFs – Investments in other investment companies are valued at their reported net asset value. In addition, investments in ETFs are valued on the basis of market quotations, if available.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 25

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

The following table summarizes the Fund’s consolidated investments and other financial instruments as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$-	$43,282,439	$-	$43,282,439
Total Long-Term Investments	$-	$43,282,439	$-	$43,282,439

Short-Term Investments
Commercial Paper	$-	$12,093,496	$-	$12,093,496
Money Market Fund	6,124,552	-	-	6,124,552
U.S. Government Notes/Bonds	-	4,603,041	-	4,603,041
Total Short-Term Investments	$6,124,552	$16,696,537	$-	$22,821,089
Total Investments	$6,124,552	$59,978,976	$-	$66,103,528

Forward Currency Contracts
Long Forward Currency Contracts	$-	$125,789	$-	$125,789
Short Forward Currency Contracts	-	(174,415)	-	(174,415)
Total Forward Currency Contracts	$-	$(48,626)	$-	$(48,626)

Futures Contracts
Long Futures Contracts	$203,608	$-	$-	$203,608
Short Futures Contracts	(705,373)	-	-	(705,373)
Total Futures Contracts	$(501,765)	$-	$-	$(501,765)
Total Other Financial Instruments	$(501,765)	$(48,626)	$-	$(550,391)

The Fund discloses transfers between levels based on valuations at the end of the reporting period. During the fiscal year ended March 31, 2017, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

c.	Investment Strategies |

Derivative Investments. The Fund and the Subsidiary invest their assets in Derivative Instruments. The Fund's and Subsidiary’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Subsidiary will comply with the asset coverage requirements under 1940 Act with respect to its investments in Derivative Instruments on a consolidated basis with the Fund.

The Fund and Subsidiary use Derivative Instruments as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund and Subsidiary may also use Derivative Instruments for leverage, in which case their use would involve leveraging risk.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 26

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

d.   Security Transactions and Investment Income Recognition | Purchases and sales of securities are recorded on a trade-date basis. For investments in securities, interest income is recorded on the accrual basis. Realized gains or losses on the disposition of investments are accounted for based on the specific identification method. Investments that are held by the Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the consolidated statement of operations. Interest income earned on fixed income securities is recorded on an accrual basis. Market discounts and premiums are amortized daily over the expected life of the security using the effective yield method.

e.   Federal Income Taxes | The Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) by complying with provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make distributions from net investment income and from realized capital gains sufficient to relieve it from all, or substantially all, federal and excise taxes. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. The Fund files a state tax return with Delaware.

For the tax years ended 2015 through 2017, and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the year ended March 31, 2017, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The SMFCF is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the SMFCF’s income. Net investment loss of the SMFCF cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

As of March 31, 2017, the tax cost of securities and components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$72,535,485
Gross tax unrealized appreciation	79,142
Gross tax unrealized depreciation	(6,511,099)
Net tax unrealized depreciation	(6,431,957)
Undistributed ordinary income	2,121,637
Undistributed long-term gains	2,618,048
Distributable earnings	4,739,685
Other accumulated unrealized depreciation	(534,480)
Total accumulated losses	$(2,226,752)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is due to tax treatment of certain investments.

At March 31, 2017, the Fund had no capital loss carry forwards.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 27

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

At March 31, 2017, the Fund had no deferred post-October losses.

The Fund distributed $175,897 out of long-term capital gains during the fiscal year ended March 31, 2017, and distributed $8,916,133 out of ordinary income and $3,918 out of long-term capital gains during the fiscal year ended March 31, 2016.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share, and they relate to net operating losses and foreign currency investments. For the tax year ended March 31, 2017, the Fund’s permanent differences resulted in an increase of $11,063,640 in accumulated net investment income and a decrease of $11,063,640 in accumulated net realized loss on investments, forward currency contracts, futures contracts, and foreign currency.

f.   Use of Estimates | The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported income and expense during the reporting period. Actual results could differ from those estimates and such differences may be significant.

g.   Indemnifications | Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Fund.

h.   Organization and Offering Costs | Organizational expenses consist primarily of costs to establish the Fund and enable it to legally conduct business. Under an operating services agreement (the “Operating Services Agreement”), the Investment Manager shall pay all expenses incurred by the Fund in connection with the organization and offering of shares of the Fund. These expenses may not be recouped by the Investment Manager.

i.   Fund Expenses | Pursuant to the Operating Services Agreement with the Fund, the Investment Manager has contractually agreed to pay all of the Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Investment Manager, including the Fund’s organizational and offering expenses but not the following Fund expenses: fees for advisory services; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments and enforcing the Fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; taxes and governmental fees (including tax preparation fees); acquired fund fees and expenses; shareholder servicing fees, expenses which the Fund is authorized to pay pursuant to Rule 12b-l under the 1940 Act or fees pursuant to any services agreement with the Investment Manager; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto. The Operating Services Agreement may be terminated at any time by the Board. See Note 5 – Related Party Transactions.

U.S. Bancorp Fund Services, LLC provides accounting, administrative and transfer agency services to the Fund. U.S. Bank, N.A. provides custodian services to the Fund.

j.   Dividends and Distributions to Shareholders | Typically, the Fund distributes all or substantially all of its net investment income and net capital gains to its shareholders every year. The Fund distributes dividends from its net investment income to its shareholders annually. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends received from the Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders who satisfy certain holding period and other restrictions with respect to their Fund shares.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 28

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

The Fund also distributes net capital gains and net gains from foreign currency transactions, if any, to its shareholders, normally once a year. The Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Fund held the asset(s) that generated the gain. Distributions of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates. Generally, Fund distributions are taxable in the year received. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

The Fund’s distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing class at NAV (without sales charge) unless the shareholder opts to take distributions in cash, in the form of a check. Shareholders may change their distribution option either in writing or by calling the transfer agent at any time. Any change will be effective for distributions with a record date 5 calendar days from the date of the change.

k.   Foreign Securities and Currency | Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss on the statement of operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

l.   Futures Contacts | Gains or losses are realized when contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

m.   Forward Currency Contracts | Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

n.   Deposits with Broker | Futures Contracts and Forward Currency Contracts | When trading derivative instruments, such as forward or futures contracts, the Fund and SMFCF are only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At March 31, 2017, the Fund and SMFCF, collectively, had $14,073,054 in cash and cash equivalents on deposit with brokers for futures and forwards and is presented on the Fund’s consolidated statement of assets and liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 29

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

does not satisfy margin requirements, a broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, a broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on any margin deposits.

o.   Counterparty, Credit and Market Risk | Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with over-the-counter transactions or off-exchange transactions. Therefore, in those instances in which the Fund enters into such transactions, the Fund will be subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses. Over-the-counter (“OTC”) and off-exchange transactions have greater liquidity risk, and often do not have liquidity beyond the counterparty to the instrument. In general, there is less government regulation and supervision of transactions in the OTC markets or off-exchange than of transactions entered into on organized exchanges. Furthermore, if any futures commission merchant, broker-dealer, or financial institution holding the Fund’s assets were to become bankrupt or insolvent, it is possible that the Fund would be able to recover only a portion, or in certain circumstances, none of its assets held by such bankrupt or insolvent entity.

The risk that an issuer, guarantor or liquidity provider of an instrument (including the counterparty to an OTC position) held by the Fund will be unable or unwilling to perform its obligations is considered credit risk. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality. To the extent that the Fund invests in derivative or other over-the-counter transactions, including forward contracts, the Fund may be exposed to a credit risk with respect to the parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

p.   CFTC Regulation | The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, and swaps), have been able to claim exclusion from registration as commodity pool operators (“CPO”s) pursuant to CFTC Regulation 4.5. In February 2012, the CFTC adopted substantial amendments to that regulation. The Investment Manager is registered with the CFTC as a CPO under the Commodity Exchange Act and

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 30

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

serves as a registered CPO with respect to the Fund. CPO registration and regulation will increase the regulatory requirements to which the Fund is subject and are expected to increase costs for the Fund. The CFTC has proposed amendments to its regulations governing CPOs that are intended to harmonize regulatory requirements that will apply to funds that are subject to investment company regulation by the SEC, to which the Fund is already subject, and CPO regulation by the CFTC. The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

The Fund and SMFCF have filed for an exemption with the National Futures Association under Rule 4.12(c)(3) of the CFTC Regulations. SMFCF has claimed no-action relief provided in CFTC Letter No. 13-51 (Sept. 5, 2013) from certain CFTC regulations.

3.	Derivative Instruments

During the fiscal year ended March 31, 2017, the Fund invested in Derivative Instruments such as futures contracts and forward currency contracts in order to pursue its managed futures strategy. Such investments are not for hedging purposes.

The Fund may invest in commodity-linked futures contracts either directly or through a wholly owned subsidiary. Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, West Texas Intermediate (WTI) crude oil, Brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

The Fund’s market risk related to its derivatives trading is influenced by a wide variety of factors, including overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Derivative Instruments can be highly volatile, illiquid and difficult to value, and changes in the value of these instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Futures, forward currency and options contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contracts. Price valuations or market movements of options may not justify purchasing put options or, if purchased, the options may expire unexercised, resulting in a loss of the premium paid for the options. There are additional risks associated with Derivative Instruments that are possibly greater than the risks associated with investing directly in the underlying instruments, including leveraging risk and counterparty credit risk. A small investment in a Derivative Instrument could have a potentially large impact on the Fund’s performance.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund's consolidated statement of assets and liabilities and statement of operations. Net unrealized appreciation on forward currency contracts is a receivable and net unrealized depreciation is a liability on the consolidated statement of assets

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 31

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

and liabilities. Only the current day variation margin on futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities. The cumulative unrealized appreciation/depreciation on futures contracts is reported on the Fund’s consolidated schedule of futures contracts.

Since the derivatives held long or short are for speculative trading purposes, the Derivative Instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of net realized and net unrealized gain (loss) in the Fund's consolidated statement of operations.

At March 31, 2017, the Fund held derivative and other financial instruments which are subject to a master netting agreement. As the table below illustrates, certain positions are netted in these consolidated financial statements.

Assets:
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Collateral Pledged (Received)	Net Amount
Forward Currency Contracts	$215,192	$(215,192)	$-	$-

Liabilities:
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Collateral Received (Pledged)	Net Amount
Forward Currency Contracts	$263,818	$(215,192)	$-	$(48,626)

The following table presents the fair value of consolidated derivative instruments for the Fund at March 31, 2017 as presented on the Fund's consolidated statement of assets and liabilities.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 32

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

	Fair Value		Net Unrealized Gain (Loss)
Derivatives not accounted for as hedging instruments	Assets	Liabilities	on Open Positions
Forward Currency Contracts (a)
Long	$200,384	$74,595	$125,789
Short	14,808	189,223	(174,415)
Total Forward Currency Contracts	215,192	263,818	(48,626)

Futures Contracts (b)
Long Contracts
Agricultural Commodities/Softs	$2,968	$75,209	$(72,241)
Currencies	11,499	-	11,499
Energy	10,551	5,067	5,484
Interest Rates	134,301	-	134,301
Metals	2,212	-	2,212
Stock Indices	291,687	169,334	122,353
Total Long Contracts	453,218	249,610	203,608

Futures Contracts
Short Contracts
Agricultural Commodities/Softs	107,759	45,584	62,175
Currencies	-	208,736	(208,736)
Energy	-	492,976	(492,976)
Interest Rates	13,906	83,725	(69,819)
Stock Indices	3,983	-	3,983
Total Short Contracts	125,648	831,021	(705,373)
Total Futures Contracts	578,866	1,080,631	(501,765)

(a)	Net unrealized appreciation on forward currency contracts is a receivable and net unrealized depreciation is a liability on the consolidated statement of assets and liabilities.
(b)	Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund's consolidated schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund's consolidated statement of assets and liabilities.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 33

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

The following table presents the trading results of the derivative trading and information related to the volume of the Fund’s derivative activity for the fiscal year ended March 31, 2017. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund's consolidated statement of operations.

	Gain (Loss) from Trading
	Net Realized	Net Change in Unrealized
Forward Currency Contracts	$1,151,160	$(332,126)

Futures Contracts
Agricultural Commodities/Softs	100,209	90,457
Currencies	(542,246)	(194,333)
Energy	(3,847,609)	(394,289)
Interest Rates	830,119	(183,166)
Metals	(1,092,109)	11,035
Stock Indices	5,056,794	54,963
Total Futures Contracts	505,158	(615,333)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the period were:

	Average Notional Amount
	Long Contracts	Short Contracts
Forward Currency Contracts	$15,109,904	$18,147,037
Futures Contracts	135,611,311	68,831,413

The average notional amounts reflect the fiscal year ended March 31, 2017. Please refer to the Fund's prospectus for a listing of risks associated with these investments.

4.	Investment Transactions

For the fiscal year ended March 31, 2017, the aggregate cost of security purchases and the proceeds from security sales (excluding short-term investments and U.S. Government obligations) were $25,486,807 and $17,079,470, respectively.

For the fiscal year ended March 31, 2017, purchases and sales of U.S. Government obligations were $9,211,715 and $11,250,000, respectively.

5.	Related Party Transactions

a.   Investment Management Fee | The Board is authorized to engage an investment adviser and it has selected Steben & Company, Inc. to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Investment Manager is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 34

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

Under the terms of the Investment Management Agreement, the Investment Manager is entitled to receive a management fee at an annualized rate, based on the average daily net assets of the Fund of 1.75%, accrued daily and payable monthly. For the fiscal year ended March 31, 2017, the Fund incurred $1,511,758 in management fees.

b.   Investment Subadvisory Fee | The Investment Manager has entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Fund.

c.   Distribution Fee | The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”). Class A, Class C and Class N shareholders will pay Rule 12b-1 fees to the Distributor at the annual rate of 0.25%, 1.00% and 0.25%, respectively of average daily net assets and Class I shareholders will pay no 12b-1 fees. For the fiscal year ended March 31, 2017, the Fund incurred $5,346 in distribution fees for Class A shares, $10,337 in Class C shares and $16,362 in Class N shares.

d.   Operating Services Fee | The Fund will pay to the Investment Manager, as compensation for the services provided by the Investment Manager and its agents under the Operating Services Agreement, an annualized fee of 0.24%, which is paid monthly, based on the average daily net assets of the Fund. For the fiscal year ended March 31, 2017, the Fund incurred $207,327 in operating services fees.

6.	Significant Shareholder

During 2014, Futures Portfolio Fund L.P. (“FPF”) purchased $58.5 million of Class I shares of the Fund. FPF is a Maryland partnership that is a privately offered commodity pool registered with the National Futures Association. At March 31, 2017, FPF owned 56% of the outstanding shares of the Fund and therefore had effective control of the Fund. Accordingly, the assets, liabilities and operating results of the Fund have been consolidated with those of FPF. FPF has a similar investment strategy to the Fund, using commodity trading advisors to engage in the speculative trading of futures contracts, forward currency contracts and other financial instruments. The Investment Manager serves as the general partner of FPF. As a result, the Investment Manager has the power to vote 50% or more of the Fund’s outstanding shares through FPF.

A shareholder also held 69% of outstanding shares of Class N as of March 31, 2017. Investment activities of this shareholder could have a material effect on the Class N shares of the Fund.

7.	Compensation for Trustees

The independent Trustees are paid annual compensation for service on the Board and its Committees for the portfolios overseen in the complex of funds advised by the Investment Manager (“SCI Advised Funds”) in an annual amount of $15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, through the Operating Services Agreement, the Investment Manager reimburses each independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 35

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

8.	Capital Share Transactions

At March 31, 2017, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Fund:

Steben Managed Futures Strategy Fund - Class A	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	142,833	$1,408,663	162,925	$1,797,139
Dividends Reinvested	438	4,357	16,853	158,623
Shares Redeemed	(50,585)	(498,480)	(149,482)	(1,528,857)
Net Increase	92,686	$914,540	30,296	$426,905
Beginning Shares	174,368		144,072
Ending Shares	267,054		174,368

Steben Managed Futures Strategy Fund - Class C	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	64,116	$625,261	57,618	$634,428
Dividends Reinvested	202	1,968	8,835	82,142
Shares Redeemed	(17,157)	(168,120)	(6,741)	(68,746)
Net Increase	47,161	$459,109	59,712	$647,824
Beginning Shares	91,845		32,133
Ending Shares	139,006		91,845

Steben Managed Futures Strategy Fund - Class I	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	1,189,051	$11,808,776	1,245,393	$13,439,639
Dividends Reinvested	15,367	153,582	843,056	7,961,067
Shares Redeemed	(1,492,623)	(14,771,988)	(1,211,401)	(12,825,582)
Redemption Fees	-	292	-	112
Net Increase (Decrease)	(288,205)	$(2,809,338)	877,048	$8,575,236
Beginning Shares	7,558,217		6,681,169
Ending Shares	7,270,012		7,558,217

Steben Managed Futures Strategy Fund - Class N	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	513,354	$5,098,547	378,684	$4,123,018
Dividends Reinvested	1,456	14,460	50,212	472,414
Shares Redeemed	(379,124)	(3,739,571)	(187,977)	(2,001,115)
Redemption Fees	-	-	-	21
Net Increase	135,686	$1,373,436	240,919	$2,594,338
Beginning Shares	556,033		315,114
Ending Shares	691,719		556,033

Steben Managed Futures Strategy Fund	Year Ended March 31, 2017	Year Ended March 31, 2016
	Amount	Amount
Total Net Increase (Decrease)	$(62,253)	$12,244,303

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 36

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2017

9.	Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2017 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 37

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$9.92	$11.73	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.13)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	0.09	(0.49)	1.91
Total from Investment Operations	(0.04)	(0.64)	1.73

Less distributions paid from net investment income	-	(1.17)	-
Less distributions paid from net realized gain	(0.02)	-	-
Net Asset Value, End of Period	$9.86	$9.92	$11.73

Total Investment Return[3]	(0.37)%	(4.98)%	17.32%

Net Assets, End of Period, in Thousands	$2,634	$1,730	$1,690

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	2.25%	2.02%	2.00%
Ratio of net investment loss to average net assets[4]	(1.29)%	(1.42)%	(1.61)%
Portfolio turnover rate[5]	38.33%	46.20%	11.40%

1 All ratios have been annualized except total investment return.

2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3 Total investment return excludes the effect of applicable sales charges.

4 Ratios do not include the income and expenses of the Trading Advisors.

5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 38

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$9.78	$11.65	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.20)	(0.22)	(0.26)
Net realized and unrealized gain (loss)	0.09	(0.49)	1.91
Total from Investment Operations	(0.11)	(0.71)	1.65
Less distributions paid from net investment income	-	(1.16)	-

Less distributions paid from net realized gain	(0.02)	-	-
Net Asset Value, End of Period	$9.65	$9.78	$11.65

Total Investment Return[3]	(1.11)%	(5.62)%	16.52%

Net Assets, End of Period, in Thousands	$1,341	$898	$374

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	3.00%	2.77%	2.75%
Ratio of net investment loss to average net assets[4]	(2.04)%	(2.17)%	(2.36)%
Portfolio turnover rate[5]	38.33%	46.20%	11.40%

1 All ratios have been annualized except total investment return.

2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3 Total investment return excludes the effect of applicable sales charges.

4 Ratios do not include the income and expenses of the Trading Advisors.

5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 39

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$9.96	$11.75	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.10)	(0.12)	(0.15)
Net realized and unrealized gain (loss)	0.09	(0.50)	1.90
Total from Investment Operations	(0.01)	(0.62)	1.75
Less distributions paid from net investment income	-	(1.17)	-

Less distributions paid from net realized gain	(0.02)	-	-
Net Asset Value, End of Period	$9.93	$9.96	$11.75

Total Investment Return[3]	(0.12)%	(4.74)%	17.49%

Net Assets, End of Period, in Thousands	$72,159	$75,282	$78,498

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	2.00%	1.77%	1.75%
Ratio of net investment loss to average net assets[4]	(1.04)%	(1.17)%	(1.36)%
Portfolio turnover rate[5]	38.33%	46.20%	11.40%

1 All ratios have been annualized except total investment return.

2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3 Total investment return excludes the effect of redemption fees.

4 Ratios do not include the income and expenses of the Trading Advisors.

5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 40

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class N

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]
Per Share
Net asset value, beginning of period	$9.92	$11.73	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.13)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	0.09	(0.49)	1.91
Total from Investment Operations	(0.04)	(0.64)	1.73
Less distributions paid from net investment income	-	(1.17)	-

Less distributions paid from net realized gain	(0.02)	-	-
Net Asset Value, End of Period	$9.86	$9.92	$11.73

Total Investment Return[3]	(0.37)%	(4.90)%	17.31%

Net Assets, End of Period, in Thousands	$6,818	$5,514	$3,697

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	2.25%	2.02%	2.00%
Ratio of net investment loss to average net assets[4]	(1.29)%	(1.42)%	(1.61)%
Portfolio turnover rate[5]	38.33%	46.20%	11.40%

1 All ratios have been annualized except total investment return.

2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

3 Total investment return excludes the effect of redemption fees.

4 Ratios do not include the income and expenses of the Trading Advisors.

5 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 41

Steben Managed Futures Strategy Fund
Understanding Your Ongoing Costs
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 through March 31, 2017).

Actual Expenses

The actual return rows in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. The Fund’s transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 42

Steben Managed Futures Strategy Fund
Understanding Your Ongoing Costs
(Unaudited)

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended March 31, 2017

	Fund's Annualized Consolidated Expense Ratio	Beginning Value October 1, 2016	Ending Account Value March 31, 2017	Consolidated Expenses Paid During Period[1]
Steben Managed Futures Strategy Fund - Class A
Actual	2.25%	$1,000.00	$994.10	$11.19
Hypothetical[2]	2.25%	$1,000.00	$1,013.71	$11.30

Steben Managed Futures Strategy Fund - Class C
Actual	3.00%	$1,000.00	$990.40	$14.89
Hypothetical[2]	3.00%	$1,000.00	$1,009.97	$15.03

Steben Managed Futures Strategy Fund - Class I
Actual	2.00%	$1,000.00	$995.40	$9.95
Hypothetical[2]	2.00%	$1,000.00	$1,014.96	$10.05

Steben Managed Futures Strategy Fund - Class N
Actual	2.25%	$1,000.00	$994.10	$11.19
Hypothetical[2]	2.25%	$1,000.00	$1,013.71	$11.30

[1]	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 365 to reflect the period October 1, 2016 through March 31, 2017.
[2]	Hypothetical assumes a 5% return.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 43

Steben Managed Futures Strategy Fund
Trustee and Officer Information
(Unaudited)

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s and day-to-day business decisions based on policies set by the Board. Biographical information for the current Trustees and Officers, including age, principal occupations for the past five years, the length of time served as Trustee, and any other Director/ Trusteeships is set forth below. The Fund is part of the Steben Funds Complex, which is comprised of the Fund, the Steben Select Multi-Strategy Fund and the Steben Select Multi-Strategy Master Fund. The address of each Trustee and officer listed below is 9711 Washingtonian Blvd., Suite 400, Gaithersburg, MD 20878. The Statement of Additional Information includes additional information about Trustees and Officers and is available, without charge by visiting www.steben.com

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Other Directorships During the Past 5 Years
Independent Trustees*
George W. Morriss# Age: 69	Trustee (Since 2013)	Adjunct Professor, Columbia University School of International and Public Affairs, 2012 - 2014; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank (formerly, People’s Bank), Connecticut (a financial services company), from 1991 to 2001.	Trustee of Neuberger & Berman Funds complex (which consists of 59 funds), since 2007; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).
Mark E. Schwartz# Age: 68	Trustee (Since 2013)	Managing Director, Bronfman E.L. Rothschild (investment adviser) March 2017 to present; formerly, President, TriCapital Advisors, Inc., 2006 to February 2017.	Appointed Trustee of University of Maryland College Park Foundation since 2015; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).

Interested Trustees*
Kenneth E. Steben** Age: 62	Chairman of the Board, Trustee and Chief Executive Officer (Since 2013)	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).

* There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

** Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Investment Manager.

# Member of the Audit Committee and the Governance and Nominating Committee.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 44

Steben Managed Futures Strategy Fund
Trustee and Officer Information
(Unaudited)

Officers of the Fund Who Are Not Trustees

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years
Carl A. Serger Age: 57	Chief Financial Officer (Since 2013)	Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Senior VP and CFO, Ebix Inc., (financial technology company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology company) from 1999 to 2006.
Francine J. Rosenberger Age: 49	Chief Compliance Officer (“CCO”) and Secretary (Since 2013)	General Counsel, SCI, since January 2013; Partner, K&L Gates LLP (law firm) from 2003 to January 2013.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 45

Steben Managed Futures Strategy Fund
Additional Information
(Unaudited)

Privacy Policy

The Fund collects non-public information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information is provided to unaffiliated third parties (such as to the investment adviser to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Affirmation of Commodity Pool Operator

To the best of my knowledge and belief, the information contained in the attached consolidated financial statements for the Steben Managed Futures Strategy Fund for the fiscal year ended March 31, 2017, is accurate and complete.

Ken Steben, President and Chief Executive Officer

Steben & Company, Inc.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 46

Delivery of Documents

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: info@steben.com	On the Internet: Visit our website at www.steben.com

By Telephone: Call (855) 775-5571	By Mail: Steben Managed Futures Strategy Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

Availability of Quarterly Portfolio Schedules

 In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on www.steben.com approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.steben.com and by calling 1-855-775-5571 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-855-775-5571.

Fund Service Providers:

CUSTODIAN U.S. Bank, N.A. Milwaukee, Wisconsin	TRANSFER AGENT U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Columbus, Ohio	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. George Morriss is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$30,000	$28,350
Audit-Related Fees	$4,500	$4,500
Tax Fees	$9,610	$9,150
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

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	FYE 3/31/2017	FYE 3/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	$9,610	$9,150
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has a nominating committee, consisting of Messrs. George Morriss and Mark Schwartz (the “Nominating Committee”). The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The

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Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Item 11. Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Steben Alternative Investment Funds

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date:	June 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date:	June 6, 2017

By (Signature and Title):	/s/ Carl Serger
Carl Serger, Chief Financial Officer

Date:	June 6, 2017

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